Debt	12 Months Ended
Dec. 31, 2012
Debt Disclosure
Debt

Note 12. Debt

Senior Credit Facility

In February 2012, we amended and restated our existing credit agreement (the “Amended and Restated Credit Agreement”) to increase the maximum aggregate principal amount from $450.0 million to $625.0 million, which is comprised of a $450.0 million unsecured revolving credit facility (the “Revolver”) and a $175.0 million term loan facility (the “Term Loan Facility” and, together with the Revolver, the “Senior Credit Facility.”) The Term Loan Facility was available in a single draw for use solely to finance the cash portion of the Merger Consideration and transaction costs and expenses. We drew down the full amount of the Term Loan Facility on September 28, 2012 in connection with the closing of the Merger. The Senior Credit Facility matures in December 2014, but may be extended by one year at our option, subject to the conditions provided in the Amended and Restated Credit Agreement. At our election, the principal amount available under the Senior Credit Facility may be increased by up to an additional $125.0 million, subject to the conditions provided in the Amended and Restated Credit Agreement. The Senior Credit Facility also permits (i) up to $150.0 million to be borrowed in certain currencies other than the U.S. dollar, (ii) swing line loans of up to $35.0 million, and (iii) the issuance of letters of credit in an aggregate amount not to exceed $50.0 million.

The Senior Credit Facility provides for an annual interest rate, at our election, of either (i) the Eurocurrency Rate or (ii) the Base Rate, in each case plus the Applicable Rate (each as defined in the Amended and Restated Credit Agreement). Prior to us obtaining an Investment Grade Debt Rating (as defined in the Amended and Restated Credit Agreement), the Applicable Rate on Eurocurrency Rate loans and letters of credit ranges from 1.75% to 2.50% (based on LIBOR) and the Applicable Rate on Base Rate loans ranges from 0.75% to 1.50% (based on the “prime rate”, defined in the Amended and Restated Credit Agreement as a rate of interest set by the Bank of America based upon various factors including Bank of America's costs and desired returns). After an Investment Grade Debt Rating has been obtained, the Applicable Rate on Eurocurrency Rate loans and letters of credit ranges from 1.10% to 2.00% (based on LIBOR) and the Applicable Rate on Base Rate loans ranges from 0.10% to 1.00% (based on the “prime rate”). Swing line loans will bear interest at the Base Rate plus the Applicable Rate then in effect. In addition, prior to obtaining an Investment Grade Debt Rating, we pay a quarterly fee ranging from 0.3% to 0.4% of the unused portion of the line of credit, depending on our leverage ratio. After an Investment Grade Debt Rating has been obtained, we will pay a facility fee ranging from 0.2% to 0.4% of the total commitment. In connection with the amendments of the credit agreement, we incurred costs of $7.0 million, which are being amortized over the remaining term of the facility.

Availability under the Senior Credit Facility is dependent upon a number of factors, including the Unencumbered Property NOI, the Unencumbered Management EBITDA and the Total Unsecured Outstanding Indebtedness (each as defined in the Amended and Restated Credit Agreement). At December 31, 2012, availability under the Senior Credit Facility was $625.0 million, of which we had drawn $253.0 million, including $175.0 million under the Term Loan which we used to pay for the cash portion of the Merger Consideration (Note 3). At December 31, 2012, we paid interest on the Senior Credit Facility at an annual interest rate consisting of LIBOR plus 2.00%. In addition, as of December 31, 2012, our lenders had issued letters of credit totaling $5.4 million on our behalf in connection with certain contractual obligations, which reduce amounts that may be drawn under the Revolver. The Revolver is currently expected to be utilized primarily for potential new investments; repayment of existing debt and general corporate purposes as well as for repurchases of our common stock from the Estate Shareholders (Note 4).

We are required to ensure that the total Restricted Payments (as defined in the Amended and Restated Credit Agreement) made in the current quarter, when added to the total for the three preceding fiscal quarters, does not exceed the greater of (i) 95% of Adjusted Funds from Operations (as defined in the Amended and Restated Credit Agreement) and (ii) the amount of Restricted Payments required in order for us to maintain our REIT status. Restricted Payments include quarterly dividends and the total amount of shares repurchased by us, if any, in excess of $50.0 million per year. In addition to placing limitations on dividend distributions and share repurchases, the Amended and Restated Credit Agreement stipulates certain financial covenants. We were in compliance with all of these covenants at December 31, 2012.

Non-Recourse Debt

Non-recourse debt consists of mortgage notes payable, which are collateralized by the assignment of real property, and direct financing leases, with an aggregate carrying value of approximately $2.0 billion at December 31, 2012. Our mortgage notes payable had fixed annual interest rates ranging from 2.7% to 10.0% and variable effective annual interest rates ranging from 1.2% to 7.6% with maturity dates ranging from 2013 to 2026 at December 31, 2012.

2012 — In connection with the Merger (Note 3), we assumed property level debt comprised of 9 variable-rate and 58 fixed-rate non-recourse mortgage loans with fair values totaling $295.2 million and $1.1 billion, respectively, on the acquisition date and recorded an aggregate net fair market value adjustment of $14.8 million at that date. The fair market value adjustment will be amortized to interest expense over the remaining lives of the related loans using the effective interest rate method. These fixed-rate and variable-rate mortgages had weighted-average annual interest rates of 5.08% and 5.03%, respectively. The weighted-average annual interest rate for the variable-rate mortgages was calculated using the applicable interest rates on the date of the Merger.

During the year ended December 31, 2012, we refinanced four maturing non-recourse mortgages totaling $21.2 million with new financing totaling $23.8 million. These mortgage loans have a weighted-average annual interest rate and term of 4.2% and 11.5 years, respectively.

2011 — In connection with our acquisition of three properties from CPA®:14 in May 2011 as part of the CPA®:14 Asset Sales (Note 4), we assumed two non-recourse mortgage loans with an aggregate fair value of $87.6 million (and a carrying value of $88.7 million) on the date of acquisition and recorded a net fair market value adjustment of $1.1 million. The fair market value adjustment will be amortized to interest expense over the remaining lives of the loans. These mortgage loans have a weighted-average annual fixed interest rate and remaining term of 5.8% and 8.3 years, respectively.

During the year ended December 31, 2011, we refinanced two maturing non-recourse mortgage loans totaling $10.5 million with new financing totaling $11.9 million and obtained new financing on two unencumbered properties totalling $29.0 million. These mortgage loans have a weighted-average annual interest rate and term of 5.1% and 10.4 years, respectively. Additionally, during the year ended December 31, 2011, the Carey Storage borrowed a total of $4.6 million, inclusive of amounts attributable to the third-party's interest of $2.8 million, with a weighted-average annual interest rate and term of 6.7% and 8.2 years, respectively.

2010 — In connection with an acquisition in February 2010, we obtained non-recourse mortgage financing of $35.0 million at an annual interest rate of LIBOR plus 2.5% that has been fixed at 5.5% through the use of an interest rate swap. This financing has a term of 10 years.

In connection with their acquisitions in 2010, the Carey Storage and an entity 100% owned by Carey Storage obtained new non-recourse mortgage financing and assumed existing mortgage loans from the sellers totaling $17.1 million, inclusive of amounts attributable to the Investor's interest of $8.2 million. The mortgage loans have a weighted-average annual fixed interest rate and term of 6.3% and 8.5 years, respectively.

Scheduled Debt Principal Payments

Scheduled debt principal payments for each of the next five calendar years following December 31, 2012, and thereafter are as follows (in thousands):

Years Ending December 31,	Total (a)
2013	$174,648
2014 (b)	631,345
2015	240,681
2016	87,223
2017	125,999
Thereafter through 2037	725,257
1,985,153
Unamortized discount	(16,756)
Total	$1,968,397

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  Certain amounts are based on the applicable foreign currency exchange rate at December 31, 2012.
  Includes $78.0 million outstanding under our Revolver and $175.0 million outstanding under our Term Loan Facility at December 31, 2012, each of which is scheduled to mature in 2014 unless extended pursuant to its terms.